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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) October 24, 1997


                            JDA Software Group, Inc.
               (Exact name of registrant as specified in charter)


               Delaware                  0-27876               86-0787377
     (State or other jurisdiction      (Commission           (IRS Employer
           of incorporation)           File Number)        Identification No.)


11811 North Tatum Blvd., Suite 2000, Phoenix, Arizona                  85028
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code (602) 404-5500



          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         The Registrant announced the resignation of James D. Armstrong as its Chief Executive Officer and Frederick M. Pakis as President in connection with their appointment to the newly created Offices of the Co-Chairmen of the Board of Directors. In addition, Registrant announced the promotion of Brent W. Lippman to Chief Executive Officer and his election as a member of the Board of Directors of Registrant. The Registrant's press release announcing the resignations and promotion is attached as Exhibit 99.1 to this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of business acquired.

                  Not Applicable.

         (b)      Pro forma financial information.

                  Not Applicable

         (c)      Exhibits.

                  Exhibit No.                          Description
                      99.1                Press Release dated October 24, 1997.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         JDA Software Group, Inc.




Date:  November 10, 1997                 By: /s/ Kristen L. Magnuson
                                             -----------------------
                                             Kristen L. Magnuson
                                             Vice President, Chief Financial
                                             Officer, Secretary and Treasurer


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                                  EXHIBIT INDEX

    Exhibit No.                  Description
    -----------                  -----------
       99.1          Press Release dated October 24, 1997.


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